                                                                   Exhibit 10.12

                     INDEX TO WINSTON ROAD PROPERTIES LEASE

                    TENANT: AMERICARE MEDICAL SERVICES, INC.

Article                                                              Page
-------                                                              ----

1.       Premises and Term                                             1

2.       Rental                                                        2

3.       Possession                                                    2

4.       Use                                                           2

5.       Acceptance of Premises                                        2

6.       Tenant's Care                                                 2

7.       Services                                                      3

8.       Destruction or Damage to Premises                             6

9.       Default by Tenant - Landlord's Remedies                       6

10.      Assignment and Subletting                                     8

11.      Condemnation                                                  8

12.      Inspections                                                   8

13.      Subordination                                                 8

14.      Indemnity and Hold Harmless                                   8

15.      Tenant's Insurance and Waiver of Subrogation                  9

16.      Rights of Landlord                                            9

17.      Holding over                                                  9

18.      Entire Agreement - No Waiver                                  9

19.      Headings                                                      9

                     INDEX TO WINSTON ROAD PROPERTIES LEASE

                    TENANT: AMERICARE MEDICAL SERVICES, INC.

Article                          Page 2                            Page
-------                                                            ----

20.      Notices                                                       9

21.      Heirs and Assigns - Parties                                  10

22.      Attorney Fees                                                10

23.      No Estate in Land                                            10

24.      Time of Essence                                              11

25.      Parking                                                      11

26.      Rules and Regulations                                        11

27.      Special Stipulations                                         12

                                 LEASE AGREEMENT

                                       FOR

                                OFFICE FACILITIES


         THIS LEASE is made this 27th day of August 1992, between William M. Thomas and Robert C. Eldridge, Jr., and Park Med Properties, d/b/a Winston Road Properties of Knoxville, Tennessee, herein called "Landlord," whose address is:

                                   1900 Winston Road
                                   Suite 100
                                   Knoxville, Tennessee 37919

and Americare Medical Services, Inc. of Knoxville, Tennessee, herein called "Tenant" whose address is:

                                   1900 Winston Road
                                   Suite 300
                                   Knoxville, Tennessee 37919

                  1.       PREMISES AND TERM

         Landlord hereby leases to Tenant and Tenant hereby rents and leases from Landlord the following described space, herein called "Premises":

                                   Square Feet:      9,744

                                   Floor:            3rd

at the herein called "Building":

                                   Building:         Winston Road Properties

                                   Address:          1900 Winston Road
                                                     Knoxville, Tennessee

                                   District:         6th

                                   County:           Knox

                                   State:            Tennessee

The Premises being more particularly shown and outlined on the floor plan attached hereto as Exhibit "A" and made a part hereof, for a term to commence on the 1st day of December 1992, and end at midnight on the 30th day of November 2002, such period being herein called "Term". Unless either party gives written notice of intent not to renew to the other not less than ninety (90) days prior to the expiration of the term, this lease will automatically renew for successive terms of one (1) year each

                  2.       RENTAL

                           (a) Tenant shall pay to Winston Road Properties or at
such other place as Landlord may designate in writing, without demand, deduction or off-set, annual rental at the rate of $63,336.00 (herein called "Base Rental"), payable in equal monthly installments of $5,278.00 in advance on the first day of each calendar month during the first twelve months of the lease term. Beginning the thirteenth month, the unadjusted (prior to annual percentage increase) annual Base Rent shall be $102,312.00, payable in equal monthly installments of $8,526.00 in advance on the first day of each calendar month during the balance of the lease term.

                           (b) Base Rent Adjustment. The monthly Base Rent shall
be increased from tine-to-time as mutually agreed upon by both tenant and landlord.

                  3.       POSSESSION

                           Tenant will occupy Premises at the beginning of the
term.

                  4.       USE

                           Tenant shall use and occupy Premises as offices only.
Tenant's use of Premises shall not violate any ordinance, law, or regulation of any governmental body or the "Rules and Regulations" of Landlord herein provided for. Tenant agrees to conduct its business in the manner and according to the generally accepted business principles of the business or profession in which Tenant is engaged.

                  5.       ACCEPTANCE OF PREMISES

                           The taking of possession of Premises by Tenant at
commencement of Term shall be conclusive evidence as against Tenant that Tenant accepts the same "as is" and that said Premises and the building were in good and satisfactory condition for the use intended at the time such possession was taken.

                  6.       TENANT'S CARE

                           (a) Tenant will, at Tenant's expense, take good care
of Premises and the fixtures and appurtenances therein, and will suffer no active or permissive waste or injury thereof; and Tenant shall, at Tenant's expense, but under the direction of Landlord, promptly repair any injury or damage to Premises or Building caused the misuse or neglect thereof by Tenant, or by persons permitted on Premises by Tenant, or Tenant moving in or out of Premises.

                           (b) Tenant will not, without Landlord's written
consent, make alterations, additions or improvements in or about Premises and will not do anything to or on the Premises which will increase the rate of fire insurance on the Building. All alterations, additions or improvements of a permanent nature made or installed by Tenant to the Premises shall become the property of Landlord at the expiration of this lease, but Landlord reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant, and repair and restore Premises to their condition prior to such alteration, addition or improvement. Tenant further agrees to do so prior to the expiration of Term.

                           (c) No later than the last day of Term, Tenant will
remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of said property and surrender Premises (together with all keys to Premises) in as good a condition as they were at the beginning of Term, reasonable wear and damage by fire, the elements or casualty excepted. All property of Tenant. remaining on Premises after expiration of Term shall be deemed conclusively abandoned and may be removed by Landlord and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to Premises by Tenant pursuant to the preceding sub-paragraph (b).

                           (d) In doing any work related to the installation of
Tenant's furnishings, fixtures, or equipment in the Premises, Tenant will use only contractors or workmen approved by Landlord. Tenant shall promptly remove any lien for material or labor claimed against Premises, by such contractors or workmen if such claim should arise and hereby indemnifies and holds Landlord harmless from and against any and all costs, expenses or liabilities incurred by Landlord as a result of such liens.

                           (e) Tenant shall not place nor maintain any food or
drink coin- operated or vending machine within Premises or Building without the written consent of Landlord; such consent shall not preclude Landlord from charging Tenant for utility costs therefor under Paragraph 7(b).

                           (f) Tenant agrees that all personal property brought
into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant and Landlord shall not be liable for theft thereof or of money deposited therein or for any damages thereto; such theft or damage being the sole responsibility of Tenant.

                  7.       SERVICES

                           (a) Landlord shall furnish the following services at
his expense:

                                    (i)      Elevator service for passenger and
                                             delivery needs.

                                    (ii)     HVAC.

                                    (iii)    Public rest rooms, including the
                                             furnishing of soap, paper towels,
                                             toilet tissue and sanitary napkin
                                             machines.

                                    (iv)     Janitorial service, including
                                             sanitizing, dusting, cleaning,
                                             mopping, vacuuming, and trash
                                             removal, each Monday through Friday
                                             plus floor waxing and polishing,
                                             window washing, smudge removal, and
                                             vent and blind cleaning as needed.

                                    (v)      Electric power, for small desk top
                                             types of machines, or handheld
                                             devices, such a typewriters, adding
                                             machines and recording machines.

                                    (vi)     Electric lighting, at a level of at
                                             least 75 foot candles at desk
                                             height except in corridor or
                                             storage areas, and including the
                                             replacement of lamps and ballasts
                                             as needed.

                                    (vii)    Repairs and maintenance for
                                             maintaining in good order at all
                                             times, the exterior walls, windows,
                                             doors, and roof of the building,
                                             public corridors, stairs,
                                             elevators, storage rooms, and rest
                                             rooms, the air conditioning,
                                             electrical, and plumbing systems of
                                             the Building, and the walks, paving
                                             and landscaping surrounding the
                                             Building. Tenant shall be
                                             responsible for damage, wear and
                                             tear to the premises when caused by
                                             his usage and occupancy of the
                                             Premises.

                                    (viii)   Grounds care, including the
                                             sweeping of walks and parking areas
                                             and the maintenance of landscaping
                                             in an attractive manner.

                                    (ix)     Property taxes, as may be assessed
                                             against real estate by the state or
                                             city.

                                    (x)      Fire and extended coverage
                                             insurance to protect the Landlord's
                                             interest in the property.

                                    (xi)     General management, including
                                             supervision, inspections, record
                                             keeping, accounting, leasing, and
                                             related management functions.

                           (b) The services provided for in Paragraph 7(a)
herein, and the amount of the rental prescribed in Paragraph 2(a) and 2(b) herein, are predicated on and are in anticipation of certain usage of the Premises by Tenant as follows:

                                    (i)      Services shall be provided for, and
                                             the normal business hours of the
                                             Building shall be from 8:00 a.m. to
                                             6:00 p.m. on Mondays through
                                             Fridays, except for national
                                             holidays.

                                    (ii)     Air conditioning design is based on
                                             sustained outside temperatures
                                             being no higher than 95 degrees
                                             Fahrenheit and no lower than 10
                                             degrees Fahrenheit with sustained
                                             occupancy of the Premises by no
                                             more than one person per 75 square
                                             feet of floor area and heat
                                             generated by electrical lighting
                                             and fixtures not to exceed 3.7
                                             watts per square feet.

                                    (iii)    For hours other than normal
                                             business hours, heating of the
                                             Building shall be held to a minimum
                                             temperature of approximately 60
                                             degrees Fahrenheit and cooling of
                                             the Building shall be held to a
                                             maximum temperature of
                                             approximately 85 degrees
                                             Fahrenheit.

                                    (iv)     Electric power usage and
                                             consumption is based on lighting of
                                             the Premises during normal business
                                             hours on an average level not to
                                             exceed 75 foot candles at desk
                                             height, and power from small desk
                                             top type machines and handheld
                                             devices using 110 volt 20-amp
                                             circuits. Such heavier use items as
                                             electric heaters, bookkeeping
                                             machines, data processing and
                                             duplicating equipment, stoves,
                                             refrigerators, vending machines,
                                             and the like shall not be used or
                                             installed, unless specified
                                             elsewhere herein, or by separate
                                             written consent of Landlord.

                                    (v)      If Tenant uses services in an
                                             amount, or for a period in excess
                                             of that provided for herein, then
                                             Landlord reserves the right to
                                             charge Tenant, as additional rent,
                                             a reasonable sum as reimbursement
                                             for the direct cost of such added
                                             services. In the event of
                                             disagreement as to the
                                             reasonableness of such charge, the
                                             opinion of the appropriate local
                                             utility company or an independent
                                             professional engineering firm shall
                                             prevail.

                           (c) Landlord shall not be liable for any damages
directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishings of services by any cause beyond the immediate control of the Landlord, but Landlord shall exercise due care in furnishing adequate and uninterrupted services.

                  8.       DESTRUCTION OR DAMAGE TO PREMISES

                           If the Premises are totally destroyed (or so
substantially damaged as to be untenantable) by storm, fire, earthquake, or other casualty, rent shall abate from the date of such damage or destruction and Landlord shall have 60 days to commence the restoration of the Premises to a tenantable condition. In the event the Landlord fails to complete such restoration within 120 days of such damage or destruction, this lease may be terminated as of the date of such damage or destruction upon written notice from either party to the other given not more than 10 days following the expiration of said 120 days period. In the event such notice is not given, then this lease shall remain in force and effect and rent shall commence upon delivery of the Premises to Tenant in a tenantable condition. In the event such damage or destruction occurs within one year from the expiration of the term of this lease, Tenant may, at its option or written notice to Landlord within thirty days of such destruction or damage, terminate this lease as of the date of such destruction or damage.

                           (a) If Premises are damaged but not rendered wholly
untenantable by any of the events set forth in the paragraph above, rental shall abate in such proportion as Premises have ben damaged and Landlord shall restore Premises as speedily as practicable whereupon full rent shall commence.

                           (b) In no event shall rent abate if the damage or
destruction of the Premises whether total or partial, is the result of the negligence of Tenant, its agents, or employees.

                  9.       DEFAULT BY TENENT - LANDLORD'S REMEDIES

                           (a) If Tenant defaults for 30 days after written
notice, therein paying any and all rentals or additional rentals reserved herein; or if Tenant defaults for 30 days after written notice thereof in performing any other of his obligations hereunder; or if tenant is adjudicated a bankrupt, or if a permanent receiver is appointed for Tenant's property, including Tenant's interest in Premises, and such receiver is not removed within 60 days after written notice from Landlord to Tenant to obtain such removal, or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof deferred, or if Tenant makes an assignment for benefits of Creditors; or if Premises or Tenant's effects or interest therein should be levied upon or attached under process against Tenant, not satisfied or dissolved within 30 days after written notice from Landlord to Tenant to obtain satisfaction thereof, or if Premises shall be abandoned by tenant or become vacant during the term hereof, then and in any of said Events, Landlord at its option may at once, or within 6 months thereafter (but only during continuance of such default or condition terminate this lease by written notice to Tenant, whereupon this lease shall end. After authorized assignment or subletting, the occurring of any of the foregoing defaults or events shall affect this lease only if caused by or happened to the assignee or sublessee. Upon such termination by Landlord, Tenant must at once surrender possession of Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith re-enter the Premises and repossess itself thereof, and remove all persons and effective therefrom, using such force as may be necessary without being guilty or trespass, forcible entry or detainer or other tort.

                           (b) Any installment of rent, additional rent, or
other sums herein required to be paid by Tenant which is not paid when due, shall bear interest at the maximum legal rate permissible in the State of Tennessee from the due date until paid, as a late charge for the purpose of reimbursing Landlord for expenses incurred by reason of such failure by Tenant and not as penalty therefor.

                           (c) Landlord, as Tenant's agent, without termination
of this lease, upon Tenant's default or breach of this Agreement, as set forth in subparagraph (a) above, may at Landlord's option, evidenced by written notice to Tenant, terminate Tenant's right to possession and enter upon and rent Premises at the best price obtainable by reasonable effort, without advertisement, and by private negotiations and for any term Landlord deems proper. Tenant shall, upon receipt of such notice, surrender possession of Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith re-enter the Premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort. Tenant shall be liable to Landlord for the deficiency, if any, between the amount of all rent and additional rent reserved in this lease and the net rent, if any, collected by Landlord in reletting Premises, which deficiency shall be due and payable by Tenant on the several days n which rent and additional rent reserved in the lease would have been due and payable. Net rent shall be computed by deducting from gross rents collected all expenses or costs of whatsoever nature incurred by Landlord in reletting including, but not limited to attorneys' fees brokers' commissions and the cost of renovating or remodeling Premises.

                           (d) No termination of this lease prior to the normal
ending thereof by lapse of time or otherwise shall affect Tenant's obligation to pay and Landlord's right to collect the entire rent and additional rent reserved in this lease.

                           (e) In the event Landlord elects to terminate this
lease as hereinabove provided, Landlord may, in addition to any other remedies it may have, recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering Premises, reasonable attorneys' fees and including the worth at the time of such termination of the excess, if any, of the amount of rent and additional rent reserved in this lease for the remainder of the Term over the then reasonable rental value of the Premises for the remainder of the Term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

                           (f) Pursuit of any of the foregoing remedies shall
not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law.

                           (g) The term "reserved" as applied to rent or
additional rent herein, shall mean any and all payments to which Landlord is entitled hereunder during the entire term of this lease.

                  10.      ASSIGNMENT AND SUBLETTING

                           Tenant may assign this lease or sublet all or any
part of the premises with the prior written consent of Landlord, subject to the terms and conditions herein set forth, which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing provision, the withholding of such consent by Landlord shall not be deemed unreasonable and the lease may not be assigned or sublet under any circumstances if said assignment or subletting results in a second assignment or subletting within the term of the lease, it being specifically understood that the Landlord shall not be obligated or required under any circumstances to allow more than one assignment or subletting throughout the term. Tenant may, at anytime, without the consent of Landlord, assign this lease or sublease the entire premises to a wholly owned corporation or controlled subsidiary of Tenant, provided, however, that such assignment or sublease shall not relieve Tenant of liability under this lease.

                  11.      CONDEMNATION

                           If all or any part of Premises are taken by virtue of
eminent domain or conveyed or leased in lieu of such taking, this lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award or any payment in lieu thereof.

                  12.      INSPECTIONS

                           Landlord may enter Premises at reasonable hours to
exhibit same to prospective purchasers or tenants, to inspect Premises, to see that Tenant is complying with all its obligations hereunder; and to make repairs required of Landlord under the terms hereof or repairs to any adjoining space.

                  13.      SUBORDINATION

                           This lease shall be subject and subordinate to any
underlying land leases and/or security deeds which may now or hereafter affect this lease or the real property of which Premises form a part, and also to all renewals, modifications, extensions, consolidations, and replacements of such underlying land leases and such security deeds. In confirmation of the subordination set forth in this Paragraph 13, Tenant shall, at Landlord's request, execute and deliver such further instruments as may be desired by any holder of a security deed or by any lessor under any such underlying land leases.

                  14.      INDEMNITY AND HOLD HARMLESS

                           Notwithstanding that joint or concurrent liability
may be imposed upon Landlord by law, Tenant shall indemnify, defend and hold harmless the Landlord and Premises, at Tenant's expense, against: (i) any default by Tenant or sub-tenant hereunder; or (ii) any act of negligence of Tenant or its agents, contractors, employees, invitees, or licensees; or (iii) all claims for damages to persons or property by reason of the use or occupancy of Premises.

                  15.      TENANT'S INSURANCE AND WAIVER OF SUBROGATION

                           Tenant shall carry fire and extended coverage
insurance insuring its interest in Tenant's improvements in Premises and its interest in its office furniture, equipment, supplies, and other personal property, and Tenant hereby waives any rights of action against Landlord for loss or damage to its improvements, fixtures and personal property in Premises.

                  16.      RIGHTS OF LANDLORD

                           The rights given to Landlord herein are in addition
to any rights that may be given to Landlord by any statute or under law.

                  17.      HOLDING OVER

                           If Tenant remains in possession after expiration of
Term hereof, with Landlord's acquiescence and without any distinct agreement between the parties, Tenant shall be a tenant at will and such tenancy shall be subject to all the provisions hereof, except that the monthly portion of the Base Rental shall be as negotiated for the entire holdover period and there shall be no renewal of this lease by operation of law. Nothing in this Paragraph shall be construed as a consent by Landlord to the possession of Premises by Tenant after the expiration of the Term.

                  18.      ENTIRE AGREEMENT - NO WAIVER

                           This lease contains the entire agreement of the
parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect. The failure of either party to insist in any instance on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This lease cannot be changed or terminated orally.

                  19.      HEADINGS

                           The headings in this lease are included for
convenience only and shall not be taken into consideration in any construction or interpretation of this lease or any of its provisions.

                  20.      NOTICES

                           (a) Any notice by either party to the other shall be
valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail addressed (i) if to Tenant, at Premises and (ii) if to Landlord, at Landlord's address set forth above, or at such other address for either party as that party may designate by notice to the other, notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed, upon the mailing thereof.

                           (b) Tenant hereby appoints as its agent to receive
service of all dispossessory or distraint proceedings, the person in charge of Premises at the time of occupying Premises, and if there is no person occupying same, then such service nay be made by attachment thereof on the main entrance of Premises.

                  21.      HEIRS AND ASSIGNS - PARTIES

                           (a) The provisions of this lease shall bind and
insure to the benefit of the Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns, it being understood that the term "Landlord" as used in this lease, means only the owner of the lessee for the time being of the land and Building of which Premises are a part, so that in the event of any sale or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the land and Building. Should the land and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed the "Landlord." Tenant shall be bound to any such succeeding party landlord for performance by tenant of all the terms, covenants, and conditions of this lease and agrees to execute any attornment agreement not in conflict with the terms and provisions of this lease at the request of any such succeeding Landlord.

                           (b) The parties "Landlord," "Tenant," and "Agent" and
pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

                  22.      ATTORNEY FEES

                           If any rent owing under this lease is collected by or
through an attorney at law, Tenant shall pay as additional rent fifteen percent (15%) thereof as attorney's fees. Tenant shall also pay all attorney fees incurred by Landlord as a result of any breach or default by Tenant under this lease.

                  23.      NO ESTATE IN LAND

                           Tenant has only a usufruct under this agreement, not
subject to levy or sale, no estate shall pass out of Landlord.

                  24.      TIME OF ESSENCE

                           Time is of the essence of this agreement.

                  25.      PARKING

                           Lessee is hereby granted the non-exclusive privilege
to use the parking spaces in the Winston Road Properties parking lot for use by itself and its agents. Lessee shall abide by all rules and regulations as concerns the use of the aforementioned parking area as may now exist or as may hereinafter be promulgated by the Lessor, and a violation of this clause and/or the rules referred to above shall constitute, upon reasonable notice to Lessee, at the option of Lessor, a default by the Lessee in the terms, conditions and covenants of this lease or Lessor shall have the right to revoke Lessee's parking privileges provided by this paragraph and such revocation shall not affect any other rights, duties or obligations as provided for in this Lease. These parking spaces may be charged to the Lessee on a monthly basis according to the monthly rate then in effect and parking spaces may be designated by the Lessor for the exclusive use of Lessee subject to change by Lessor. Lessee agrees that any parking cards, stickers or related materials supplied by Lessor to Lessee shall remain the property of Lessor and, upon termination of this Lease or revocation of Lessee's parking privileges, whichever shall first occur, Lessee shall promptly return such cards, stickers and related materials to Lessor.

                  26.      RULES AND REGULATIONS

                           (a) The sidewalks, entry passages, corridors, halls,
elevators, and stairways shall not be obstructed by Tenant or used by it for other than those of ingress and egress. The floors, skylights, and windows that reflect or admit light into any place in said Building shall not be covered or obstructed by Tenant. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed, and no sweeping, rubbish, or other obstructing substances shall be thrown therein.

                           (b) No advertisement, sign or other notice shall be
inscribed, painted or affixed on any part of the outside or inside of Building, except upon the interior doors as permitted by Landlord, which signs, etc. shall be of such order, size and style, and at such places as shall be designated by Landlord. Window shades, blinds or curtains of a uniform color and pattern only shall be used throughout the Building to give uniform color exposure through exterior windows. Signs on Tenant's entrance doors will be provided by Tenant by Landlord, the cost of the signs to be charged to and paid for by Tenant. No painting shall be done, nor shall any alterations be made to any part of the Building by putting up or changing any partition, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or electric fixtures without the consent in writing on each occasion of Landlord or its Agents. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of the Landlord or its Agents, and shall be left whole and in good repair. Tenant shall not injure, or overload or deface the Building, the woodwork or the walls of the

Premises, nor carry on upon the Premises any noxious, noisy or offensive business. Tenant shall not (without Landlord's written consent) install or operate any computer, duplicating or other large business machine, equipment, or any other machinery, upon the premises, or carry on any mechanical business thereon. If Tenant requires any interior wiring, such as for a business machine, intercom, printing equipment or copying equipment, such wiring shall be done by the electrician of the Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord or its representatives. If telegraphic or telephonic service is desired, the wiring for same shall be done as directed b the electrician of the Building or by some other employee of Landlord who may be instructed by the superintendent of the Building to supervise same, and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated.

                           (c) Landlord, in all cases, retains the right to
approve the weight per square foot and position of heavy articles including, but not limited to, iron safes, printing equipment, computer and duplicating equipment or air compressors. Tenants must make arrangements with the superintendent of Building when the elevator is required for the purpose of carrying any kind of freight.

                  27.      SPECIAL STIPULATIONS

                           The following special stipulations shall control if
in conflict with any of the foregoing provisions of this lease:

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, in quadruplicate, the day and year first above written.


Signed, sealed and delivered in the           *Tenant:  Americare Medical.
presence of:**                                          Services, Inc.

                                              By: /s/ Michael Hatcher
----------------------------------            --------------------------------
Witness

 /s/ Kathy Whitten                              Its: President
----------------------------------            --------------------------------
Notary Public

My Commission Expires:                         Date: 12/31/93
                                              --------------------------------
 8/28/96
----------------------------------
Signed, sealed and delivered                  Landlord: Winston Road Properties


                                                /s/ Robert C. Eldridge
----------------------------------            --------------------------------
Witness                                        Robert C. Eldridge
                                               Managing Partner


 /s/ Kathy Whitten                              /s/ Michael Hatcher
----------------------------------            --------------------------------
Notary Public                                  Michael L. Hatcher
                                               Managing Partner
My Commission Expires:

 8/28/96                                       Date: 12/31/93
----------------------------------            --------------------------------

Following execution, the original and two copies hereof shall be returned to Landlord.

NOTE: * If Tenant is a corporation, two authorized corporate officers muse execute this lease in their appropriate capacity for Tenant, affixing the corporate seal.

         ** Two witnesses are required, one of whom must be a Notary Public, who must affix his/her Notarial seal and stamp bearing the expiration date of his/her commission.

                          Amendment to Lease Agreement
                                     Between
                             Winston Road Properties
                                       and
                        Americare Medical Services, Inc.
                             Dated: August 27, 1992


The lease agreement between Winston Road Properties and Americare Medical Services, Inc. dated the 27th day of August 1992, is now amended as follows:

Effective the 1st day of August 1994, the following article is amended to add in said lease agreement:

                  1.       PREMISES AND TERM

                           The Premises being more particularly shown and
                  outlined on the floor plan attached hereto as Exhibit "A" and made a part hereof, for a term to commence on the 1st day of December 1992, and end at midnight on the 31st day of March 2010, such period being herein called "Term."

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.


Tenant:                               Landlord:
Americare Medical Services, Inc.      Winston Road Properties

By: /s/ Michael Hatcher               By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: President                        Its: Partner
   -------------------------------       --------------------------------
Date: 8/1/94                          Date: 8/1/94
   -------------------------------       --------------------------------

                                      By:
                                         --------------------------------
                                      Its:
                                         --------------------------------
                                      Date:
                                         --------------------------------

                          Amendment to Lease Agreement
                         Between Winton Road Properties
                       and Americare Medical Services Inc.
                             Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services. Inc. dated the 27th day of August 1992, is now amended as follows:

Effective the 1st day of June 1995, the following article is amended to add in said lease agreement:

2.       Rental

         (a)      Suite 201 with 360 square feet.

                  Tenant shall pay the following base rental rate for this space:

                  February 1, 1995 through January 31, 1996

                           Annual rent               =        $4,320.00
                           Monthly rent              =        $  360.00
                           Rate per square foot      =        $   12.00

Base rent, if held over, shall be adjusted simultaneously and in the same percentage as the space in the original lease. The term of this additional leased space shall end at midnight on the 31st day of January 1996.

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.


Tenant:                               Landlord:
Americare Medical Services, Inc.      Winston Road Properties

By: /s/ Michael Hatcher               By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: President                        Its: Partner
   -------------------------------       --------------------------------
Date: 3/6/95                          Date: 3/6/95
   -------------------------------       --------------------------------

                                      By: /s/ Michael Hatcher for
                                         --------------------------------
                                             Park Med Properties
                                      Its: Partner
                                         --------------------------------
                                      Date: 3/6/95
                                         --------------------------------

                          Amendment to Lease Agreement
                                     Between
                             Winston Road Properties
                                       and
                        Americare Medical Services, Inc.
                             Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services dated the 27th day of August 1992, is now amended as follows:

Effective the 1st day of January 1994, the following article is amended in said lease agreement:

2.       Rental

         (a)      Suite 300 with 9,744 square feet.

                  Tenant shall pay the following base rental rate for this space:

                  January 1, 1994 through November 30, 2005

                           Annual rent             =        $116,928.00
                           Monthly rent            =        $  9,744.00
                           Rate per square feet    =        $     12.00

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.


Tenant:                               Landlord:
Americare Medical Services, Inc.      Winston Road Properties

By: /s/ Michael Hatcher               By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: President                        Its: Managing Partner
   -------------------------------       --------------------------------
Date: 12/31/93                        Date: 12/31/93
   -------------------------------       --------------------------------

                                      By: /s/ Michael Hatcher
                                         --------------------------------
                                      Its: Managing Partner
                                         --------------------------------
                                      Date: 12/31/93
                                         --------------------------------

                          Amendment to Lease Agreement
                                     Between
                          Winston Road Properties. LLC
                      and Americare Medical Services, Inc.
                             Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services, Inc. dated the 27th day of August 1992, is now amended as follows:

Effective the 1st day of August, 1998, the following article is amended to add in said lease agreement:

2.       Rental

                  Suite 500 with 2,096 square feet.
                  Tenant shall pay the following base rental rate for this space.

                           Annual rent            =        $27,646.24
                           Monthly rent           =        $ 2,303.71
                           Rate per square foot   =        $    13.19

Base rent shall be adjusted simultaneously and in the same percentage as the space in the original lease. The term of this additional leased space shall end at midnight on the 31st day of March 2010.

Except as provided herein, ail terms of the original lease agreement shall remain in full force and effect.


Tenant:                              Landlord:
Americare Medical Services, Inc.     Winston Road Properties, LLC

By: /s/ Michael Hatcher              By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: V.P.                            Its: Partner
   -------------------------------       --------------------------------
                                         B&B Partnership
Date: 6/2/98                         Date: 6/2/98
   -------------------------------       --------------------------------

                                     By: /s/ Michael Hatcher
                                         --------------------------------
                                     Its: Member
                                         --------------------------------
                                          Park Med Properties, LLC
                                     Date: 6/2/98
                                         --------------------------------

                          Amendment to Lease Agreement
                                     Between
                             Winston Road Properties
                                       and
                        Americare Medical Services, Inc.
                             Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services. Inc. dated the 27th day of August 1992, is now amended as follows:

Effective the 1st day of May, 1997, the following article is amended to add in said lease agreement:

2.       Rental

                  Suite 504 with 1,231 square feet.

                  Tenant shall pay the following base rental rate for this space.

                           Annual rent             =        $15,682.94
                           Monthly rent            =        $ 1,306.91
                           Rate per square foot    =        $    12.74

Base rent shall be adjusted simultaneously and in the same percentage as the space in the original lease. The term of this additional leased space shall end at midnight on the 31st day of March 2010.

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.


Tenant:                               Landlord:
Americare Medical Services, Inc.      Winston Road Properties

By: /s/ David P. Jones                By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: CFO/VP                           Its: Managing Partner
   -------------------------------       --------------------------------
                                           B&B Partnership
Date: 6/23/97                         Date: 6/9/97
   -------------------------------       --------------------------------

                                      By: /s/ Michael Hatcher
                                         --------------------------------
                                      Its: Managing Partner
                                         --------------------------------
                                           Park Med Properties, LLC
                                      Date: 6/6/97
                                         --------------------------------

         Amendment to Lease Agreement
         Between Winston Road Properties
         and
         Americare Medical Services, Inc.
         Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services, Inc. dated the 27th day of August, is now amended as follows:

Effective the 1st day of April 1994, the following article is amended to add in said lease agreement:

2.       Rental

         (a)      Suite, 508 with 194 square feet.

                  Tenant shall pay the following base rental rate for this space:

                  April 1, 1994 through November 30, 2005

                           Annual rent             =        $2,075.80
                           Monthly rent            =        $  172.98
                           Rate per square foot    =        $   10.70

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.



Tenant:                               Landlord:
Americare Medical Services, Inc.      Winston Road Properties

By: /s/ Michael Hatcher               By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: President                        Its: Partner
   -------------------------------       --------------------------------
Date: 4/1/94                          Date:
   -------------------------------       --------------------------------

                                      By: /s/ Michael Hatcher for
                                         --------------------------------
                                            Park Med Properties
                                      Its: Partner
                                         --------------------------------
                                      Date: 4/1/94
                                         --------------------------------

                          Amendment to Lease Agreement
                                     Between
                             Winston Road Properties
                                       and
                        Americare Medical Services, Inc.
                             Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services, Inc. dated the 27th day of August 1992. is now amended as follows:

Effective the 1st day of February, 1998, the following article is amended to add in said lease agreement:

2.       Rental
                  Suites 600 and 601 with 3,479 square feet.
                  Tenant shall pay the following base rental rate for this space.

                           Annual rent              =        $45,888.01
                           Monthly rent             =        $ 3,823.76
                           Rate per square foot     =        $    13.19

Base rent shall be adjusted simultaneously and in the same percentage as the space in the original lease. The term of this additional leased space shall end at midnight on the 31st day of March 2010.

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.


Tenant:                              Landlord:
Americare Medical Services, Inc.     Winston Road Properties, LLC

By: /s/ Michael Hatcher              By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: V.P.                            Its: Partner
   -------------------------------       --------------------------------
                                          B&B Partnership
Date: 6/2/98                         Date: 6/2/98
   -------------------------------       --------------------------------

                                     By: /s/ Michael Hatcher
                                         --------------------------------
                                     Its: Member
                                         --------------------------------
                                          Park Med Properties, LLC
                                     Date: 6/2/98
                                         --------------------------------

                          Amendment to Lease Agreement
                                     Between
                             Winston Road Properties
                                       and
                        Americare Medical Services, Inc.
                             Dated: August 27, 1992

This lease agreement between Winston Road Properties and Americare Medical Inc. dated the 27th day of August, 1992, is now amended as follows:

Effective the 1st day of June 1994, the following article is amended to add in said lease agreement:

2.       Rental

         (a)      Suite 602 with 2,504 square feet.

                  Tenant shall pay the following, base rental rate for this space:

                  June 1, 1994 through November 30, 2005

                           Annual rent             =        $30,048.00
                           Monthly rent            =        $ 2,504.00
                           Rate per square foot    =        $    12.00

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.



Tenant:                              Landlord:
Americare Medical Services, Inc.     Winston Road Properties

By: /s/ Michael Hatcher              By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: President                       Its: Partner
   -------------------------------       --------------------------------
Date: 6/1/94                         Date:
   -------------------------------       --------------------------------

                                     By: /s/ Michael Hatcher for
                                         --------------------------------
                                           Park Med Properties
                                     Its: Partner
                                         --------------------------------
                                     Date: 6/1/94
                                         --------------------------------

                          Amendment to Lease Agreement
                                     Between
                             Winston Road Properties
                                       and
                        Americare Medical Services, Inc.
                             Dated: August 27, 1992

The lease agreement between Winston Road Properties and Americare Medical Services. Inc. dated the 27th day of August 1992, is now amended as follows:

Effective the 1st day of June 1995, the following article is amended to add in said lease agreement:

2.       Rental

         (a)      Suite 603A with 1,800 square feet.

                  Tenant shall pay the following base rental rate for this space:

                  June 1, 1995 through May 31, 1996

                           Annual rent             =        $ 14,400.00
                           Monthly rent            =        $  1,200.00
                           Rate per square foot    =        $      8.00

         (b) Beginning June 1, 1996, the unadjusted (prior to annual percentage increase) base rent shall be:

                           Annual rent              =        $21,600.00
                           Monthly rent             =        $ 1,800.00
                           Rate per square foot     =        $    12.00

Base rent shall be adjusted simultaneously and in the same percentage as the space in the original lease. The term of this additional leased space shall end at midnight on the 31st day of March 2010.

Americare Medical Services, Inc.
Addendum to Lease dated August 27, 1992
Page 2 of 2

Except as provided herein, all terms of the original lease agreement shall remain in full force and effect.



Tenant:                              Landlord:
Americare Medical Services, Inc.     Winston Road Properties

By: /s/ Michael Hatcher              By: /s/ Robert C. Eldridge, Jr.
   -------------------------------       --------------------------------
Its: President                       Its: Partner
   -------------------------------       --------------------------------
Date: 3/6/95                         Date: 3/6/95
   -------------------------------       --------------------------------
                                     By: /s/ Michael Hatcher for
                                         --------------------------------
                                          Park Med Properties
                                     Its: Partner
                                         --------------------------------
                                     Date: 3/6/95
                                         --------------------------------

                                  [FLOOR PLAN]